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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 1, 2006

                             Digital Recorders, Inc.
               (Exact Name of Registrant as Specified in Charter)

        North Carolina                    1-13408                56-1362926
 (State or Other Jurisdiction    (Commission File Number)      (IRS Employer
      of Incorporation)                                     Identification No.)

           5949 Sherry Lane, Suite 1050                            75225
                   Dallas, Texas                                (Zip Code)
     (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (214) 378-8992

                                 Not applicable.
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02.    Unregistered Sales of Equity Securities.

     Effective as of January 1, 2006, the Company will issue on a quarterly basis restricted common stock of the Company to members of its Board of Directors in lieu of cash for a portion of their monthly director fees. Under this revised director compensation plan, members of the Board of Directors of the Company shall be entitled to receive shares of restricted common stock of the Company in an amount up to $12,000 annually. The Company intends to seek shareholder approval of these revisions to the director compensation plan as well at the next regular meeting of shareholders. The Board of Directors intends to permit members of the Company's senior management team to also receive shares of restricted common stock of the Company in lieu of cash compensation in an amount up to $12,000 annually.

     The shares issuable to the Company's Board of Directors and members of the senior management team pursuant to the compensation plan shall be issued quarterly at the then fair market value of such shares and shall be exempt from registration under the Securities Act of 1933, as amended, in reliance on
Section 4(2) of such act as transactions by an issuer not involving any public offering. The recipients of securities in each such transaction shall represent their intentions to acquire the securities for investment only and not with a view to or for sale in connection with any distribution thereof and appropriate legends shall be affixed to the share certificates issued in such transactions. All recipients shall have adequate access, through their relationships with the Company, to information about the Company.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.



                                           DIGITAL RECORDERS, INC.


         Date:  January 5, 2006            By:  /S/ DAVID N. PILOTTE
                                                --------------------------------
                                                David N. Pilotte
                                                Chief Financial Officer